                                                                   Exhibit 99.8

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

In Re:                                          Chapter 11

U.S. PLASTIC LUMBER CORP.;                      Jointly Administered Under
U.S. PLASTIC LUMBER LTD., d/b/a                 Case No. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; and
U.S. PLASTIC LUMBER IP
CORPORATION,
                       Debtors.                   /
--------------------------------------------------

                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                      FROM MARCH 1, 2005 TO MARCH 31, 2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                  STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                  Counsel for Debtors
                                  Charles A. Postler (Fla. Bar #455318)
                                  110 East Madison Street, Suite 200
                                  Tampa, Florida 33602
                                  Phone: (813) 229-0144
                                  Fax:   (813) 229-1811

                                  and

                                  RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                  Local Counsel for Debtors
                                  848 Brickell Avenue, Suite 1100
                                  Miami, Florida 33131
                                  Phone: (305) 379-3121
                                  Fax:   (305) 379-4119
Debtor's Address
and Telephone No.
2300 Glades Road                  By: /s/ Lisa M. Schiller
#440W                                 -------------------------------------
Boca Raton, FL 33431                  LISA M. SCHILLER
Phone: (561) 394-3511                 Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING MARCH 1, 2005 AND ENDING MARCH 31, 2005

Case No. 04-33579 U.S. Plastic Lumber Corp.


                                                                         Period
                                                       3/1-3/31        Cumulative
                                                       ----------      ----------
CASH ON HAND AT BEGINNING OF PERIOD                    $       --      $  120,979

RECEIPTS
Borrowing from DIP Loan                                        --         675,000
Collections of A/R                                             --              --
Other Receipts (incl Interco with Ltd.)                                 2,169,011
                                                       ----------      ----------
TOTAL RECEIPTS                                                 --       2,844,011
                                                       ----------      ----------
TOTAL CASH AVAILABLE                                           --       2,964,990
                                                       ----------      ----------

US Trustee Quarterly Fees                                      --              --
Net Payroll                                                    --         199,903
Payroll Taxes Paid                                             --           6,439
Sales and Use Taxes                                            --              --
Other Taxes                                                    --              --
Rent                                                           --           7,131
Other Leases                                                   --              --
Telephone                                                      --          32,762
Utilities                                                      --              --
Travel & Entertainment                                         --          24,206
Vehicle Expenses                                               --              --
Office Supplies                                                --           8,190
Advertising                                                    --              --
Insurance - Medical/Health                                     --         159,586
Insurance - General Liability/Property/D&O                     --         800,932
Purchases of Fixed Assets                                      --              --
Purchases of Inventory                                         --              --
Manufacturing Supplies                                         --              --
Payments to Professionals                                      --             650
Repairs & Maintenance                                          --          10,162
Payment to Secured Creditors                                   --              --
Bank Charges                                                   --          16,420
Other Operating Expenses (incl Interco with Ltd.)              --       1,698,609
                                                       ----------      ----------
TOTAL CASH DISBURSEMENTS                                       --       2,964,990
                                                       ----------      ----------
ENDING CASH BALANCE                                    $       --      $       --
                                                       ----------      ----------



I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

April 26, 2005                             /s/ Steve Spitzer
                                           -----------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ----------------------------      04-33579 BKC-PGH

Reporting Period beginning      March 1, 2005   and ending    March 31, 2005
                              -----------------            -------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:
                                    -------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                            0
                                    -------------------------------------------
PLUS:  Current Month New Billings                     0
                                    -------------------------------------------
LESS:  Collection During the Month                    0
                                    -------------------------------------------
Disc/Allow                                            0
                                    -------------------------------------------
End of Month Balance                                  0
                                    -------------------------------------------

-------------------------------------------------------------------------------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days        31-60 Days         61-90 Days       Over 90 Days     Total

-------------------------------------------------------------------------------



NOT APPLICABLE

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ----------------------------      04-33579 BKC-PGH

Reporting Period beginning    March 1, 2005  and ending     March 31, 2005
                            ---------------             -----------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

DATE            DAYS
INCURRED        OUTSTANDING            VENDOR         DESCRIPTION        AMOUNT
--------        -----------            ------         -----------        ------

ATTACHED

-------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)                   0
                                                   ----------------------------
     PLUS:  New Indebtedness Incurred This Month                 0
                                                   ----------------------------
     LESS:  Amount Paid on Prior Accounts Payable                0
                                                   ----------------------------
     Ending Month Balance                                        0
                                                   ----------------------------

-------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                 NUMBER          TOTAL
                                                 OF POST         AMOUNT OF
SECURED           DATE                           PETITION        POST PETITION
CREDITOR/         PAYMENT         PAYMENT        PAYMENTS        PAYMENTS
LESSOR            DUE             AMOUNT         VENDOR          DESCRIPTION
---------         -------         --------       --------        --------------

                                  ATTACHMENT 3

                       INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ----------------------------      04-33579 BKC-PGH

Reporting Period beginning   March 1, 2005  and ending      March 31, 2005
                            ---------------            -----------------------

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE:                                   N/A
                                                           --------------------

INVENTORY RECONCILIATION

     Inventory Balance at Beginning of Month                        0
                                                           --------------------
     Inventory Purchased During Month (+Mrer)                       0
                                                           --------------------
     Inventory Used or Sold                                         0
                                                           --------------------
     Inventory On Hand at End of Month                              0
                                                           --------------------

METHOD OF COSTING INVENTORY:                  N/A
                                              ---------------------------------

-------------------------------------------------------------------------------

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:  N/A
                                                  -----------------------------
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):  N/A
                                        -----------------------------

-------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month                        0
                                                           --------------------
         LESS:  Depreciation Expense                                0
                                                           --------------------
         PLUS:  New Purchases                                       0
                                                           --------------------
Ending Monthly Balance                                              0
                                                           --------------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE
REPORTING PERIOD:  N/A
                   ------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ------------------------------    04-33579 BKC-PGH

Reporting Period beginning    March 1, 2005  and ending    March 31, 2005
                            ----------------              --------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                                           BRANCH
                           ----------------------------        ----------------

ACCOUNT NAME:
                           ----------------------------------------------------

ACCOUNT NUMBER:
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:
                           ----------------------------------------------------

     Beginning Balance                                         0
                                                  -----------------------------
     Total of Deposits Made                                    0
                                                  -----------------------------
     Total Amount of Checks Written                            0
                                                  -----------------------------
     Service Charges                                           0
                                                  -----------------------------
     Closing Balance                                           0
                                                  -----------------------------

Number of First Check Written this Period
                                           -----------------------

Number of Last Check Written this Period
                                           -----------------------

Total Number of Checks Written this Period
                                           -----------------------

                              INVESTMENT ACCOUNTS

TYPE OF NEGOTIABLE
INSTRUMENT              FACE VALUE         PURCHASE PRICE      DATE OF PURCHASE
-------------------     ----------         --------------      ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning   March 1, 2005   and ending   March 31, 2005
                            ----------------            -----------------------

NAME OF BANK:                                           BRANCH
                           ----------------------------        ----------------

ACCOUNT NAME:
                           ----------------------------------------------------

ACCOUNT NUMBER:
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:
                           ----------------------------------------------------

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

DATE         CHECK NUMBER               PAYEE        PURPOSE         AMOUNT
----         ------------               -----        -------         ------



NOT APPLICABLE

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning     March 1, 2005  and ending   March 31, 2005
                             ----------------            ---------------------

                          TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

DATE            BANK                     DESCRIPTION                  AMOUNT
----            ----                     -----------                  ------

SEE ATTACHED


-------------------------------------------------------------------------------


                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed
                                    Period
-----------------------------------       -------------------------------------

NAME OF                 DATE
TAXING                  PAYMENT
AUTHORITY               DUE                DESCRIPTION            AMOUNT
---------               --------           -----------            ------

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning   March 1, 2005  and ending     March 31, 2005
                            ---------------             ----------------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner            Title                        Amount Paid
------------------------            -----                        -----------


-------------------------------------------------------------------------------

PERSONNEL REPORT

                                                   Full Time        Part Time

Number of employees at beginning of period                              0
                                                   ---------        ---------
Number hired during the period                                          0
                                                   ---------        ---------
Number of employees during the period                                   0
                                                   ---------        ---------
Number of employees at end of period                                    0
                                                   ---------        ---------


------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

             AGENT &                                                 DATE
             PHONE                       COVERAGE    EXPIRATION      PREMIUM
CARRIER      NUMBER       POLICY NO.     TYPE        DATE            DUE
-------      ------       ----------     --------    ----------      --------



SEE ATTACHED

                                  ATTACHMENT 8

                SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33579 BKC-PGH

NONE


We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

IN RE:                                            Chapter 11

U.S. PLASTIC LUMBER CORP.;                        Jointly Administered Under
U.S. PLASTIC LUMBER LTD., d/b/a                   Case No. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; and
U.S. PLASTIC LUMBER IP
CORPORATION,
                       Debtors.                         /
--------------------------------------------------------

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                      FROM MARCH 1, 2005 TO MARCH 31, 2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                  STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                  Counsel for Debtors
                                  Charles A. Postler (Fla. Bar #455318)
                                  110 East Madison Street, Suite 200
                                  Tampa, Florida 33602
                                  Phone:   (813) 229-0144
                                  Fax:     (813) 229-1811

                                  and

                                  RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                  Local Counsel for Debtors
                                  848 Brickell Avenue, Suite 1100
                                  Miami, Florida 33131
                                  Phone: (305) 379-3121
                                  Fax:   (305) 379-4119
Debtor's Address
and Telephone No.
2300 Glades Road                  By:  /s/ Lisa M. Schiller
#440W                                 --------------------------------------
Boca Raton, FL 33431                  LISA M. SCHILLER
Phone: (561) 394-3511                 Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING MARCH 1, 2005 AND ENDING MARCH 31, 2005
Case No. 04-33580 U.S. Plastic Lumber Ltd.


Ltd                                                                                    Period
                                                               3/1-3/31              Cumulative
                                                              -----------            -----------
CASH ON HAND AT BEGINNING OF PERIOD                              $265,251               $626,860

RECEIPTS
Borrowings from DIP Loan                                          250,000              1,250,000
Collections of A/R                                                625,660              7,291,351
Other Receipts (incl Interco with Corp.)                        3,281,408              5,774,125
                                                              -----------            -----------
OTAL RECEIPTS                                                   4,157,068             14,315,475
                                                              -----------            -----------
TOTAL CASH AVAILABLE                                            4,422,319             14,942,335
                                                              -----------            -----------

US Trustee Quarterly Fees                                          12,500                 41,250
Net Payroll                                                       248,725              2,543,388
Payroll Taxes Paid                                                 69,104                398,103
Sales and Use Taxes                                                    --                     --
Other Taxes                                                        61,181                 83,269
Rent                                                               45,421                419,517
Other Leases                                                        7,517                 41,273
Telephone                                                              --                 56,294
Utilities                                                           1,265                772,092
Travel & Entertainment                                              9,133                113,601
Vehicle Expenses                                                       --                     --
Office Supplies                                                     9,567                 61,721
Advertising                                                         4,000                  4,220
Insurance - Medical/Health                                          8,178                149,011
Insurance - General Liability/Property/D&O                          1,100                935,008
Purchases of Fixed Assets                                              --                 57,134
Purchases of Inventory                                            412,571              2,563,929
Manufacturing Supplies                                             62,183                253,097
Repairs & Maintenance                                                  --                137,209
Payments to Professionals                                              --                572,840
Payment to Secured Creditors                                    2,983,724              3,082,926
Bank Charges                                                          502                 15,483
Other Operating Expenses (incl Interco with Corp.)                     85              2,155,412
                                                              -----------            -----------
TOTAL CASH DISBURSEMENTS                                        3,936,756             14,456,773
                                                              -----------            -----------
ENDING CASH BALANCE                                              $485,563               $485,562
                                                              -----------            -----------
Restricted Cash                                                  $242,456               $242,456
Net Available Cash                                               $243,107               $243,106


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

APRIL 26, 2005              /s/ STEVE SPITZER
                            -----------------------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION


Name of Debtor:   US Plastic Lumber Ltd     Case Number:
               ------------------------     04-33580 BKC-PGH

Report Period beginning   March 1, 2005    and ending   March 31, 2005
                        ------------------              ---------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:
                                      ---------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

         Beginning of Month Balance                    1,091,440
                                                      ----------
         PLUS: Current Month New Billings              1,159,142
                                                      ----------
         LESS: Collection During the Month              (857,654)
                                                      ----------
         Disc/Allow                                      (67,994)
                                                      ----------
         End of Month Balance                          1,348,934
                                                      ----------


AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days        31-60 Days            61-90 Days      Over 90 Days   Total


--------------------------------------------------------------------------------

ATTACHED

US PLASTIC LUMBER
ACCOUNTS RECEIVABLE SUMMARY
AS OF MARCH 31, 2005


      PLANT            TOTAL A/R         0-30 DAYS         31-44 DAYS        45-59 DAYS        60-89 DAYS         90+ DAYS
------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
OCALA, FL                     74,903                 0                 0            59,776                 0            15,127
CHICAGO, IL                1,274,031           831,772           288,714            29,039            56,104            68,403
                    ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
TOTAL                      1,348,934           831,772           288,714            88,815            56,104            83,530
PERCENT                                          61.7%             21.4%              6.6%              4.2%              6.2%


                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT


Name of Debtor:   US Plastic Lumber Ltd.    Case Number:
                -----------------------     04-33580 BKC-PGH

Reporting Period beginning  March 1, 2005   and ending     March 31, 2005
                            ---------------            -----------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition

DATE            DAYS
INCURRED        OUTSTANDING       VENDOR      DESCRIPTION            AMOUNT
--------        -----------       -------     -----------            ------


ATTACHED

--------------------------------------------------------------------------------


ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

         Opening Balance (total from prior report)               462,934
                                                              ----------
         PLUS: New Indebtedness Incurred This Month              923,484
                                                              ----------
         LESS: Amount Paid on Prior Accounts Payable            (834,668)
                                                              ----------
         Ending Month Balance                                    551,750
                                                              ----------


--------------------------------------------------------------------------------
SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)


                                             NUMBER            TOTAL
                                             OF POST           AMOUNT OF
SECURED           DATE                       PETITION          POST PETITION
CREDITOR/         PAYMENT   PAYMENT          PAYMENTS          PAYMENTS
LESSOR            DUE       AMOUNT           VENDOR            DESCRIPTION
---------         ---       ------           ---------         -----------
GBCC/(Ampac)               $2,942,267            1             $2,942,267
Seimans                    $    3,300            1             $    3,300
CIT                        $    2,000            1             $    2,000

US PLASTIC LUMBER
ACCOUNTS PAYABLE SUMMARY
AS OF MARCH, 2005


      PLANT            TOTAL A/R         0-30 DAYS         31-44 DAYS        45-59 DAYS        60-89 DAYS         90+ DAYS
------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
OCALA, FL                     25,428          (20,333)            12,602             2,536             2,127            28,496
CHICAGO, IL                  387,393           206,119            33,193            32,150             8,086           107,846
LTD                          138,929            24,565             1,951             9,791               213           102,409
                    ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
TOTAL                        551,750           210,350            47,746            44,477            10,426           238,751
PERCENT                                          38.1%              8.7%              8.1%              1.9%             43.3%


                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT


Name of Debtor:  US Plastic Lumber Ltd.              Case Number:
               -----------------------------         04-33580 BKC-PGH

Reporting Period beginning  March 1, 2005   and ending     March 31, 2005
                           ----------------            -----------------------

INVENTORY REPORT

INVENTORY BALANCE PETITION DATE:
                                ----------------------------------------------
INVENTORY RECONCILIATION:

         Inventory Balance at Beginning of Month              1,087,563
                                                              ---------
         Inventory Purchased During Month (+Mrer)             3,464,757
                                                              ---------
         Inventory Used or Sold                              (3,550,282)
                                                              ---------
         Inventory On Hand at End of Month                    1,003,038
                                                              ---------

METHOD OF COSTING INVENTORY:
                             -------------------------------------------------

------------------------------------------------------------------------------

FIXED ASSET REPORT


FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:  Undetermined
(Includes Property, Plant and Equipment)        ------------------------------

BRIEF DESCRIPTION (First Report Only):         N/A
                                      ----------------------------------------

------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

         Fixed Asset Book Value at Beginning of Month         43,779,920
                                                              ----------
         LESS: Depreciation Expense                             (269,969)
                                                              ----------
         PLUS: New Purchases                                           0
                                                              ----------
Ending Monthly Balance                                        43,509,951
                                                              ----------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE REPORTING
PERIOD: Tool/die for extruder
        ----------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:  US Plastic Lumber Ltd.              Case Number:
                -----------------------------        04-33580 BKC-PGH

Reporting Period beginning  March 1, 2005   and ending     March 31, 2005
                           ---------------             -----------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:     Wachovia Bank             BRANCH
              ---------------------------          ---------------------------
ACCOUNT NAME:  US Plastic Lumber Ltd.
              ----------------------------------------------------------------
ACCOUNT NUMBER:   xxxx
              ----------------------------------------------------------------
PURPOSE OF ACCOUNT:
                    ----------------------------------------------------------

         Beginning Balance                                    161,520
                                                             --------
         Total of Deposits Made                               827,655
                                                             --------
         Total Amount of Checks Written/Transfers            (838,381)
                                                             --------
         Service Charges                                       (1,151)
                                                             --------
         Closing Balance                                      149,642
                                                             --------

Number of First Check Written this Period   N/A
                                          --------
Number of Last Check Written this Period    N/A
                                          --------
Total Number of Checks Written this Period   0
                                          --------

INVESTMENT ACCOUNTS


Type of Negotiable
Instrument              Face Value     Purchase Price       Date of Purchase
------------------      ----------     --------------       ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.               Case Number:
                ------------------------------       04-33580 BKC-PGH

Reporting Period beginning    March 1, 2005   and ending     March 31, 2005
                            -----------------             ---------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:     City National Bank                 BRANCH
             ---------------------------------------        -------------------
ACCOUNT NAME:  American Pacific Financial Corp Trust Account
             ------------------------------------------------------------------
ACCOUNT NUMBER:    xxxx
             ------------------------------------------------------------------
PURPOSE OF ACCOUNT:
                    -----------------------------------------------------------

         Beginning Balance                          107,723
                                                    -------
         Total of Deposits Made                     838,381
                                                    -------
         Total Amount of Checks Written            (930,000)
                                                    -------
         Service Charges                               (990)
                                                    -------
         Closing Balance                             15,115
                                                    -------

Number of First Check Written this Period   N/A
                                          -------
Number of Last Check Written this Period   N/A
                                          -------
Total Number of Checks Written this Period   0
                                          -------


INVESTMENT ACCOUNTS


Type of Negotiable
Instrument              Face Value     Purchase Price       Date of Purchase
------------------      ----------     --------------       ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.               Case Number:
                --------------------------------     04-33580 BKC-PGH

Reporting Period beginning    March 1, 2005   and ending     March 31, 2005
                          ------------------             ---------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:     Wachovia Bank             BRANCH
              ----------------------------         ---------------------------
ACCOUNT NAME:  US Plastic Lumber Ltd - Payroll
              ----------------------------------------------------------------
ACCOUNT NUMBER:   xxxx
              ----------------------------------------------------------------
PURPOSE OF ACCOUNT:   Payroll-Ltd
              ----------------------------------------------------------------

         Beginning Balance                                         41,453
                                                                 --------
         Total of Deposits Made                                   262,870
                                                                 --------
         Total Amount of Checks Written/Transfers Out            (256,063)
                                                                 --------
         Service Charges                                           (2,404)
                                                                 --------
         Closing Balance                                           45,856
                                                                 --------

Number of First Check Written this Period      41,770
                                             --------
Number of Last Check Written this Period       41,980
                                             --------
Total Number of Checks Written this Period        210
                                             --------


INVESTMENT ACCOUNTS


Type of Negotiable
Instrument             Face Value        Purchase Price       Date of Purchase
------------------     ----------        --------------       ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.               Case Number:
                ---------------------------------    04-33580 BKC-PGH

Reporting Period beginning  March 1, 2005   and ending     March 31, 2005
                          -----------------            ------------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:     Wachovia Bank             BRANCH
             -----------------------------        -----------------------------
ACCOUNT NAME:  US Plastic Lumber Ltd - Main Concentration
             ------------------------------------------------------------------
ACCOUNT NUMBER:   xxxx
             ------------------------------------------------------------------
PURPOSE OF ACCOUNT:   Operating
             ------------------------------------------------------------------

         Beginning Balance                                          37,912
                                                                 ---------
         Total of Deposits Made                                  1,180,000
                                                                 ---------
         Total Amount of Checks Written/Transfers Out            1,149,004
                                                                 ---------
         Service Charges                                                 0
                                                                 ---------
         Closing Balance                                            68,908
                                                                 ---------

Number of First Check Written this Period      115351
                                            ---------
Number of Last Check Written this Period       115473
                                            ---------
Total Number of Checks Written this Period        123
                                            ---------

INVESTMENT ACCOUNTS


Type of Negotiable
Instrument                Face Value      Purchase Price      Date of Purchase
------------------        ----------      --------------      ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: US Plastic Lumber Ltd.               Case Number:
                -----------------------------------  04-33580 BKC-PGH

Reporting Period beginning  March 1, 2005   and ending     March 31, 2005
                          ----------------             ------------------------

NAME OF BANK:     Wachovia                  BRANCH
             ----------------------------         -----------------------------
ACCOUNT NAME:  US Plastic Lumber LTD
              -----------------------------------------------------------------
ACCOUNT NUMBER:  xxxx
              -----------------------------------------------------------------
PURPOSE OF ACCOUNT:  Operating
              -----------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.


DATE              CHECK NUMBER      PAYEE            PURPOSE           AMOUNT
----              ------------      --------         -------           ------


         SEE ATTACHED

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: US Plastic Lumber Ltd.               Case Number:
                --------------------------------     04-33580 BKC-PGH

Reporting Period beginning     March 1, 2005   and ending   March 31, 2005
                           ------------------             ---------------------

TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

DATE              BANK              DESCRIPTION               AMOUNT
----              ----              -----------               ------


         SEE ATTACHED

-------------------------------------------------------------------------------




                               TAXES OWED AND DUE


Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed

                              Period
-----------------------------        -----------------------------------------

NAME OF           DATE
TAXING            PAYMENT
AUTHORITY         DUE                       DESCRIPTION                AMOUNT
---------         --------                  -----------                ------

ATTACHMENT 6 MONTHLY TAX REPORT
US PLASTIC LUMBER LTD - 04-33580


Payroll Taxes             Paid
ADP                                       4-Mar  $ 8,240.07
ADP                                      11-Mar  $24,318.32
ADP                                      18-Mar  $12,151.19
ADP                                      25-Mar  $23,785.60
                                                 $       --
                                                  ---------
                          Total                  $68,495.18

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE


Name of Debtor:  US Plastic Lumber Ltd.              Case Number:
                 ---------------------------------   04-33580 BKC-PGH

 Reporting Period beginning     March 1, 2005   and ending   March 31, 2005
                              ----------------             --------------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner             Title                      Amount Paid


NONE

-------------------------------------------------------------------------------

PERSONNEL REPORT

                                                  Full Time       Part Time

Number of employees at beginning of period            88             0
                                                  ---------       --------
Number hired during the period                         6             0
                                                  ---------       --------
Number terminated during the period                   19             0
                                                  ---------       --------
Number of employees at end of period                  75             0
                                                  ---------       --------

-------------------------------------------------------------------------------

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

             AGENT &                                                   DATE
             PHONE                     COVERAGE      EXPIRATION        PREMIUM
CARRIER      NUMBER   POLICY NO.       TYPE          DATE              DUE
---------    ------   ----------       --------      -----------       --------


SEE ATTACHED

                                  ATTACHMENT 8

                 SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No.04-33580 BKC-PGH


In the month of March, USPL closed a completed the sale of its Ocala facility through a 363 sale motion in the US Bankruptcy Court. The total cash received for the transaction was $3,250,000. Uses of proceeds are as follows:


--------------------------------------- -------------------- ------------------
                                            CHARGE SELLER      CREDIT SELLER
--------------------------------------- -------------------- ------------------
Sales Price                             $                       $3,250,000.00
--------------------------------------- -------------------- ------------------
Prorations and Adjustments
Real Estate Property Tax
1-1-05 to 3-7-05                              9,176.64
--------------------------------------- -------------------- ------------------
Courier Fees                            $        50.00
2004 Property Taxes to Marion County         50,749.80
Environmental Escrow                        242,456.40
AMPAC Capital Solutions, LLC              2,824,267.16
HSBC Business Loans, Inc.                   118,000.00
CIT Group Equipment Finance, Inc.             3,300.00
Siemens Financial Services, Inc.              2,000.00
--------------------------------------- -------------------- ------------------
Total Charges to Seller                 $ 3,250,000.00
--------------------------------------- -------------------- ------------------
Amount Due Seller                                                           0
--------------------------------------- -------------------- ------------------






We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________________ .